________________________________________________________________________________
________________________________________________________________________________


                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

              Current Report pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported) August 12, 2002

                              TRAILER BRIDGE, INC.
             (Exact name of registrant as specified in its charter)



         Delaware                       000-22837              13-3617986
         --------                       ---------              ----------
(State or other jurisdict               Commission            (IRS Employer
     of incorporation)                  File Number)         Identification No.)


  10405 New Berlin Road East
     Jacksonville, Florida                                    32226
     ---------------------                                    -----
(Address of principal executive offices)                     (Zip Code)


Registrant's telephone number including area code:           (904)-751-7100
                                                             --------------



                                 Not Applicable
          (Former name or former address, if changed since last report)



________________________________________________________________________________
________________________________________________________________________________

ITEM 9.     Regulation FD Disclosure

On August 12, 2002 Trailer Bridge completed a transaction with an affiliate to exchange $20,378,615 of inter-company debt, the entire amount outstanding at March 31, 2002, into non-convertible Series B preferred stock. This transaction was approved by both companies' boards of directors prior to a hearing with the Nasdaq Listing Qualifications Panel (the "Panel") on June 27, 2002 and was conditioned solely upon a favorable response from the Panel. On August 12, 2002 Trailer Bridge received a favorable decision from the Panel under which the Company's stock would continued to be listed on the Nasdaq National Stock Market if the above transaction was completed.

Under the terms of the new preferred stock, no dividends will accrue until April 1, 2003. Commencing on that date, dividends will accrue at 90-day LIBOR plus 350 basis points. Starting in 2004, the dividend rate will increase 25 basis points per quarter up to a maximum dividend rate of 90-day LIBOR plus 650 basis points.

See the pro forma balance sheet set forth on the following page, which shows the effect of the issuance of the Series B preferred stock, as if it had taken place on June 30, 2002.

                              TRAILER BRIDGE, INC.
                   Pro Forma Balance Sheet as of June 30, 2002

                                                                                              Issuance of          Pro Forma
                                                                                               Series B           Balance Sheet
                                                                              06/30/2002    Preferred Stock        06/30/2002
                                                                              ----------    ---------------        ----------
    Balance Sheet
    -------------

    ASSETS
    Current Assets:
    Cash and cash equivalents                                                  2,143,679                             2,143,679
    Marketable securities                                                         61,717                                61,717
    Trade receivables, less allowance for doubtful                            11,396,458                            11,396,458
    Other receivables                                                             17,105                                17,105
    Prepaid expenses                                                             652,167                               652,167
    Due from related party                                                             -                                     -
    Assets held for sale                                                               -                                     -
                                                                        -----------------  -----------------  -----------------
          Total current assets                                                14,271,126                  -         14,271,126

    Property and Equipment, net                                               51,850,420                            51,850,420
    Goodwill, less accumulated amortization                                            -                                     -
    Other Assets                                                               1,379,210                             1,379,210
                                                                        -----------------  -----------------  -----------------
                             TOTAL ASSETS                                     67,500,756                  -         67,500,756
                                                                        =================  =================  =================

    LIABILITIES AND STOCKHOLDERS' EQUITY
    Current Liabilities:
    Accounts payable                                                           6,334,384                             6,334,384
    Other accrued liabilities                                                  3,024,885                             3,024,885
    Current portion of long-term debt                                          4,221,103                             4,221,103
    Unearned revenue                                                             909,198                               909,198
                                                                        -----------------  -----------------  -----------------
         Total current liabilities                                            14,489,570                  -         14,489,570

    Due to affiliate                                                          26,329,322        (20,378,615)         5,950,707

    Long-term debt, less current portion                                      35,947,043                            35,947,043
    Derivative Financial Instrument                                                    -                                     -
                                                                        -----------------  -----------------  -----------------
                             TOTAL LIABILITIES                                76,765,935        (20,378,615)        56,387,320
                                                                        -----------------  -----------------  -----------------

    Stockholders' Equity:
    Preferred stock, $.01 par value, 1,000,000 shares authorized
       Series A, $.01 par value, 19,550 share issued and outstanding                 196                  -                196
       Series B, $.01 par value, 20,379 share issued and outstanding                   -                204                204
    Common stock, $.01 par value, 20,000,000 shares
    authorized; 9,777,500 shares issued and
    outstanding in 2002 and 2001                                                  97,775                                97,775
    Additional paid-in capital                                                41,712,457         20,378,411         62,090,868
    Accumulated deficit in earnings                                          (51,075,607)                          (51,075,607)
                                                                        -----------------  -----------------  -----------------
          Total stockholders' equity                                          (9,265,179)        20,378,615         11,113,436
                                                                        -----------------  -----------------  -----------------

                                                                        -----------------  -----------------  -----------------
    TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                                67,500,756                  -         67,500,756
                                                                        =================  =================  =================

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       TRAILER BRIDGE, INC.


Date: August 13, 2002                  By:   /s/ John D. McCown
                                          --------------------------------------
                                             John D. McCown
                                             Chairman and Chief
                                               Executive Officer

                                  EXHIBIT INDEX


                               Description of Exhibit

3.1.1        Amended and Restated Certificate of Incorporation

3.1.2        Certificate of Designations of Series A Convertible Preferred Stock

3.1.3        Certificate of Designations of Series B Convertible Preferred Stock